Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Ameritas Life Insurance Corp. Separate Account LLVL

("Separate Accounts")

Supplement to:

Ameritas NLVA 6150,

Ameritas No-Load VA 6150, and Ameritas Advisor VUL ®

Prospectuses Dated May 1, 2013

Supplement Dated September 30, 2013

(1)           The board of trustees of Vanguard ® Variable Insurance Fund Growth Portfolio ("Vanguard ® Growth Portfolio") has approved an agreement between Delaware Management Company ("DMC"), advisor for a portion of the assets of the Vanguard ® Growth Portfolio, and Delaware Investments Fund Advisers ("DIFA").  Effective immediately, DIFA assumes investment advisory responsibilities for the portion of assets previously advised by DMC.

Therefore, in the Separate Account Variable Investment Options section of your prospectus, all references to DMC are removed and replaced with DIFA as an advisor to the Vanguard ® Growth Portfolio.

(2)           In addition, the board of trustees of Vanguard ® Variable Insurance Fund Small Company Growth Portfolio ("Vanguard ® Small Company Growth Portfolio") has adopted a new advisory fee schedule, effective September 30, 2013, that is expected to result in an increase in the Vanguard ® Small Company Growth Portfolio's Company Operating Expenses.

(3)           Through communication with Vanguard ® Variable Insurance Fund ("Vanguard ® VIF") regarding these updates, we learned that the breakdown in fees for other Vanguard ® VIF portfolios needed to be revised.  The Total Portfolio Fees, however, were correct as stated in your May 1, 2013 prospectus.

Therefore, the Vanguard ® VIF section of the Portfolio Company Operating Expenses chart in your prospectus is deleted and replaced with the following:

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions (Recoupment)	Total Expenses after Waivers and Reductions, if any
VANGUARD® VIF
Balanced	0.24%	-	0.02%	-	0.26%	-	0.26%
Diversified Value	0.33%	-	0.02%	-	0.35%	-	0.35%
Equity Income	0.29%	-	0.04%	-	0.33%	-	0.33%
Equity Index	0.14%	-	0.03%	-	0.17%	-	0.17%
Growth	0.37%	-	0.04%	-	0.41%	-	0.41%
High Yield Bond	0.25%	-	0.04%	-	0.29%	-	0.29%
International	0.44%	-	0.05%	-	0.49%	-	0.49%
Mid-Cap Index	0.22%	-	0.04%	-	0.26%	-	0.26%
Money Market	0.12%	-	0.04%	-	0.16%	-	0.16%
REIT Index	0.25%	-	0.03%	-	0.28%	-	0.28%
Small Company Growth	0.38%	-	0.04%	0.02%	0.44%	-	0.44%
Total Bond Market Index	0.17%	-	0.03%	-	0.20%	-	0.20%
Total Stock Market Index	-	-	-	0.18%	0.18%	-	0.18%

*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**

Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for our providing shareholder support and marketing services.

***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.

Please see the respective Vanguard ® Growth Portfolio and Vanguard ® Small Company Growth Portfolio prospectuses, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 1-800-255-9678.

PF 636 9/13